SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 25, 2003, Great Plains Energy Incorporated issued a press release announcing results from the approval of the joint bankruptcy plan filed by its subsidiaries DTI Holdings, Inc., Digital Teleport, Inc. and Digital Teleport of Virginia, Inc. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit No.

99

Press release issued by Great Plains Energy Incorporated on June 25, 2003, announcing results from the approval of the joint bankruptcy plan filed by its subsidiaries DTI Holdings, Inc., Digital Teleport, Inc. and Digital Teleport of Virginia, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

Date:  June 25, 2003